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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2001

                                Triton PCS, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



          333-57715                                   23-2930873
          ---------                                   ----------
    (Commission File Number)            (I.R.S. Employer Identification Number)


                 1100 Cassatt Road
                Berwyn, Pennsylvania                         19312
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       (Address of principal executive offices)            (Zip Code)


                                 (610) 651-5900
                             -----------------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

        On January 11, 2001, we issued a press release (attached hereto as Exhibit 99.1) announcing our intent to pursue a $250 million private placement of senior subordinated notes due 2011.

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

            99.1 Text of Press Release dated January 11, 2001.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRITON PCS, INC.


Dated: January 12, 2001            By:      /s/ David D. Clark
                                            -----------------------------------
                                            David D. Clark
                                            Executive Vice President and
                                                   Chief Financial Officer